Merger Transaction Overview Cottonwood Communities, Inc. (“CWREIT”) has announced a strategic merger with Mandel Group (“MG”), a private owner and operator of real estate. The transaction is expected to include a $614 million multifamily real estate portfolio comprised of 13 multifamily properties to merge with the CWREIT portfolio. In addition, a separate approximate $700 million of MG’s assets will be managed by Cottonwood on a third-party basis. CWREIT believes this transaction will further strengthen its multifamily portfolio by enhancing its scale, diversification and management capabilities. SEPTEMBER 2026 Pictured is Park Lafayette Towers, located in Milwaukee, WI. Exhibit 99.2

This material is being provided for illustrative purposes only. There is no guarantee the companies will proceed with the transaction or that the transaction will be consummated on the expected timeline or scale described herein. Important Disclosures ADDITIONAL INFORMATION ABOUT THE TRANSACTION In connection with the proposed transaction, Cottonwood Residential O.P., LP (“CROP”), the operating partnership of CWREIT, will prepare and distribute a private placement memorandum (“PPM”) that will include a consent solicitation of the members of the property-owning entities. The PPM/consent solicitation will be provided to the members of the property-owning entities and will contain important information about the transaction and related matters. This communication is not a substitute for the PPM/consent solicitation or any other documents that will be made available to the members of the property-owning entities. MEMBERS OF THE PROPERTY-OWNING ENTITIES ARE URGED TO READ THE PPM/CONSENT SOLICITATION (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS MADE AVAILABLE BY CROP OR MG CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CROP, MG, AND THE PROPOSED TRANSACTION. NO OFFER OR SOLICITATION This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities. FORWARD-LOOKING STATEMENTS This presentation has been prepared by CWREIT and it contains statements regarding the proposed transaction with MG, including the size of the transaction and its impact on the CWREIT portfolio and its property management business, the timing of such transaction and the financing to be entered in conjunction with the closing of the transaction, which, among other statements, constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements, which are based on management’s current expectations and beliefs describe future plans, strategies and expectations of CWREIT and are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. These statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; no assurance can be given that these expectations will be attained. Factors that could cause actual results to differ materially from these expectations include, but are not limited to: (i) the risk that the transaction will not be consummated within the expected time period, on the scale anticipated, or at all, (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of any or all of the agreements entered in connection with the transaction, (iii) the inability to obtain the approval of the members of the property-owning entities or the failure to satisfy the other conditions to closing of the transaction, (iv) risks related to disruption of management’s attention from the ongoing business operations due to the transaction, (v) unanticipated difficulties or expenditures relating to the transaction, (vi) adjustments to the merger consideration prior to or after the closing of the transactions, (vii) availability of suitable investment opportunities, (viii) changes affecting the real estate industry and changes in financial markets and interest rates, (ix) changes in market demand for rental apartment homes and pricing pressures that could limit the ability to lease units or increase rents or that could lead to declines in occupancy and rent levels, (x) the availability and terms of financing, (xi) general economic conditions, (xii) legislative and regulatory changes that could adversely affect the business of CWREIT and MG, (xiii) CWREIT’s NAV is determined in accordance with the valuation guidelines adopted by the CWREIT board of directors and does not represent enterprise value and may not accurately reflect the actual prices at which CWREIT’s assets could be liquidated on any given day, the value a third party would pay for all or substantially all of CWREIT’s shares, or the price CWREIT’s shares would traded on a national stock exchange, and (xiii) other risks and factors, including those set forth in the “Risk Factors” section of CWREIT’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC, copies of which are available on the SEC’s website, www.sec.gov. CWREIT undertakes no obligation to update or revise any forward-looking statements for revisions or changes after the date of this communication, except as required by law. 2

This material is being provided for illustrative purposes only. There is no guarantee the companies will proceed with the transaction or that the transaction will be consummated on the expected timeline or scale described herein. Merger Announcement Growth in Operating Properties $3.3B CWREIT’s post transaction portfolio GAV Property Management Expansion $4.7B CWREIT’s total post transaction AUM (across owned and third-party managed assets) Transaction to include 13 MG multifamily properties1 and third-party property management business. 1) The figures presented herein include Park Lafayette, one of the 13 properties included in the transaction and acquired by CWREIT on July 31, 2026. An additional 12 properties are subject to separate merger agreements that are cross-conditioned on a threshold number of mergers closing and remain subject to additional closing conditions, including member approval and lender consent. 2) Equity is a combination of a) 1031 exchange proceeds; b) issuance of CROP common units; c) anticipated new financing proceeds; and d) cash. Excluding Park Lafayette (purchased primarily with 1031 exchange proceeds), Barry Mandel & Mandel Group LPs will receive at least 50% of their merger consideration in the form of CROP common units.

About Mandel Group

A Premier Milwaukee-Based Multifamily Developer and Operator

MG is a vertically integrated developer, builder, and property manager headquartered in Milwaukee, widely recognized as the metro area's premier multifamily developer. Its portfolio spans nationally recognized, award-winning communities, including the East Pointe redevelopment — a project that transformed an abandoned freeway corridor into a vibrant, walkable residential and commercial district.

1991

Founded in Milwaukee by Barry Mandel

$2.5B+

Development & acquisition activity since inception

Urban Land Institute Awards for Excellence

Recognizing the East Pointe Redevelopment and The Riverwalk



Park Lafayette Towers
Milwaukee, WI | 271 units



DoMUS
Milwaukee, WI | 132 units

This material is being provided for illustrative purposes only. There is no guarantee the companies will proceed with the transaction or that the transaction will be consummated on the expected timeline or scale described herein.

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Key Considerations/Potential Investor Benefits[1]

cottonwood COMMUNITIES

Greater Scale & Diversification	• **$3.3B GAV** across 61 multifamily assets in 16 states • ~23% growth in total asset value and ~10% growth in net asset value • Adds Wisconsin, Minnesota and Iowa, increasing Midwest NOI to 31% • **Expands third-party management:** ~$700M in AUM and ~$2.1M in fee income • Property management revenue potential on MG's future development deals
Asset Quality, Cash Flow Accretion & Financial Capacity	• Addition of high-quality assets with an average age of 13 years • Pro forma estimates suggest **funds from operations ("FFO") accretion day one** • CWREIT agreed to a term sheet with a global financial institution to obtain a **$250M NAV lending facility**, creating additional financial capacity and flexibility
Enhancements of Operational Excellence	• **Combines two best-in-class operators** with complementary strengths • Expands CWREIT's innovative property management practices such as self-guided tours, coworking, dynamic pricing and AI concierge services • Barry Mandel will serve as an advisory board member to CWREIT's board of directors
Inherent Synergies	• CWREIT intends to leverage its existing overhead base with the goal of **enhancing NOI margins** • Integration of MG's platform eliminates duplicative IT, audit, tax and legal costs • Significant development experience from MG team
MG Investor Benefits	• Diversification into a national multifamily portfolio • Expanded access to preferred equity and other real-estate related investments • Transaction structured to provide continued tax deferral, potential for partial liquidity and ongoing monthly distributions[2].

1) The information in this section is forward-looking in nature and, therefore, should be considered in light of the factors discussed in the section entitled "Forward-Looking Statements." There can be no assurance the objectives discussed herein will be achieved. **2)** Distributions and liquidity are not guaranteed and subject to the discretion of the CWREIT board of directors.

This material is being provided for illustrative purposes only. There is no guarantee the companies will proceed with the transaction or that the transaction will be consummated on the expected timeline or scale described herein.

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This material is being provided for illustrative purposes only. There is no guarantee the companies will proceed with the transaction or that the transaction will be consummated on the expected timeline or scale described herein. Diversifying Into New Markets 6 Potential attractive risk- adjusted returns given historical durable occupancy, cash flow, and long-term renter demand More balanced supply than many Sun Belt markets, reducing oversupply risk Stable, diversified economies with less reliance on a single industry Historically durable fundamentals, balanced supply, and relative affordability create an attractive investment opportunity. Affordable housing relative to coastal markets supports sustained renter demand Past performance is not indicative of future results.

Upper Midwest Market Fundamentals

YOY RENT GROWTH – NEW MARKETS


Milwaukee
+3.5%[1]
Minneapolis
+2.0%[1]
U.S. Avg.
+0.8%[2]

UNITS UNDER CONSTRUCTION (% of inventory)


1.8%[4]
1.9%[3]
2.4%[3]
2.7%[3]
3.2%[3]
3.3%[3]
Milwaukee*
Pacific
Midwest
Northeast
South
Mountain

RENTER RETENTION & PRICING POWER[5]


71%
56%
Milwaukee
U.S. Avg.
17%
8.5%
Renewal Conversion Rate
Units Offering Concessions

RENTING AFFORDABLE – OWNERSHIP IS NOT

Average Rent as % of HH Income


30% affordability threshold
29%[7]
19%[6]
Milwaukee
U.S.

5.2x[6]

Milwaukee home price-to-income highest in the Midwest

+138%[8]

Milwaukee home value growth 2016-2026, 2nd among large metros

Graph Sources: **1)** RealPage May 2026 data update: https://www.realpage.com/analytics/may-2026-data-update/ **2)** Apartments.com/CoStar June 2026 rent report: https://www.costargroup.com/press-room/2026/apartmentscom-releases-multifamily-rent-growth-report-june-2026 **3)** Apartments.com/CoStar 2026 supply outlook: https://www.apartments.com/grow/learning-center/supply-vacancy-outlook-2026 **4)** Estimated figure – MMG/Yardi Matrix Milwaukee Q3 2025 pipeline report : https://mmgrea.com/milwaukee-q3-2025-pipeline-report/ **5)** Marcus & Millichap 2Q 2026 Milwaukee report: https://rejournals.com/marcus-millichap-expect-a-more-balanced-milwaukee-multifamily-market-in-2026/ **6)** Moody's Analytics/NYT data as reported by WisPolitics: https://www.wispolitics.com/2026/milwaukees-housing-price-to-income-ratio-highest-in-midwest-data-show/; Zumper Milwaukee rent research: https://www.zumper.com/rent-research/milwaukee-wi; **7)** U.S. Census Bureau, Income in the United States: https://www.census.gov/library/publications/2024/demo/p60-282.html **8)** Construction Coverage report, WPR coverage: https://www.wpr.org/news/homes-in-wisconsins-largest-metros-among-least-affordable-in-midwest-analysis-finds. **Past performance is not indicative of future results.**

This material is being provided for illustrative purposes only. There is no guarantee the companies will proceed with the transaction or that the transaction will be consummated on the expected timeline or scale described herein.

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This material is being provided for illustrative purposes only. There is no guarantee the companies will proceed with the transaction or that the transaction will be consummated on the expected timeline or scale described herein. 8 Greater Scale & Geographic Diversification $3.3 Billion Multifamily Footprint 61 Assets | 13,400 Units CWREIT Portfolio Operating Properties Real Estate-Related Investments Development MG Portfolio Operating Properties Information provided as of June 30, 2026

This material is being provided for illustrative purposes only. There is no guarantee the companies will proceed with the transaction or that the transaction will be consummated on the expected timeline or scale described herein. 9 Select MG Portfolio Assets* Beaumont Place Whitefish Bay, WI | 83 units Gaslight & Corcoran Milwaukee, WI | 214 units PrairieGrass at Waukee Waukee, IA | 260 units Hackney House Oconomowoc, WI – 302 units The North End Milwaukee, WI | 649 units Taxco Milwaukee, WI | 141 units Caroline Heights Elm Grove, WI | 237 units The West Living Milwaukee, WI | 177 units Library Hill Milwaukee, WI | 139 units * Includes both assets to be owned, as well as assets solely to be managed by CWREIT following the transaction.

The Combined Portfolio Post-Merger

(Data provided as of June 30, 2026, unless otherwise noted)

	Cottonwood Communities	Mandel Group	Cottonwood Communities / Mandel Group [4]
Total Gross Asset Value[1]	$2.7B	$614M	$3.3B
Total Net Asset Value[1]	$1.1B	$221M	$1.2B[5]
Secured Debt / GAV[1]	50.3%	58.9%	52.9%
Total Debt + Preferred Equity / GAV[1]	59.3%	58.9%	62.8%
Asset/Investment Count[2]	48	13	61
Unit Count[2,3]	11,141	2,259	13,400
Average Age[2,3]	2001	2013	2003
Number of States[2,3]	13	3	16
Average Rent[2,3]	$1,532	$1,926	$1,598
Average Occupancy[2,3]	92.2%	96.4%	92.9%

1)) CWREIT's NAV is determined in accordance with the valuation guidelines adopted by the CWREIT board of directors and does not represent enterprise value and may not accurately reflect the actual prices at which CWREIT's assets could be liquidated on any given day, the value a third party would pay for all or substantially all of CWREIT's shares, or the price CWREIT's shares would traded on a national stock exchange. GAV for the combined company assumes the transactions occur at the negotiated purchase price and no post-closing adjustments are made. Secured debt excludes CWREIT unsecured notes and CWREIT preferred equity, which are characterized as liabilities on the CWREIT balance sheet. Total Debt plus Preferred Equity includes all leverage characterized as such on the CWREIT balance sheet. **2)** As of June 30, 2026. **3)** Figure excludes CWREIT's structured investments and developments. **4)** Pro forma assumes that CWREIT and MG will proceed with the transactions and includes the estimated transaction and other costs associated with the transactions, as well as the effect of CWREIT drawing on an expected credit facility to fund a portion of the cash consideration. **5)** Cottonwood is funding the merger with at least 50% CROP common units and up to 50% cash. Cash consideration (to the extent required) is expected to be financed with new loan proceeds and capacity on the new NAV facility. The minimum CROP common unit issuance of 50% results in $1.2B in NAV instead of $1.3B.

This material is being provided for illustrative purposes only. There is no guarantee the companies will proceed with the transaction or that the transaction will be consummated on the expected timeline or scale described herein.

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This material is being provided for illustrative purposes only. There is no guarantee the companies will proceed with the transaction or that the transaction will be consummated on the expected timeline or scale described herein. Summary 11 Sept 2, 2026 Est. Oct to Dec 2026 Est. Q4 2026 Definitive Agreements Signed SEC 8-K Filing Asset-Level Member Consents & Lender Approvals Transaction Closing(s) Sept 4, 2026 OVERVIEW ESTIMATED TIMELINE Transaction Scope The transaction includes a $614 million multifamily portfolio of 13 properties1, plus a separate ~$700 million in assets to be managed on a third-party basis. Merger Consideration Portfolio consideration will consist of assumed in-place mortgage debt, new financing on three assets, and equity consideration paid at least 50% in CROP common units and up to 50% in cash to sellers. Liquidity & Financing Cottonwood agreed to a term sheet and expects to obtain a $250 million NAV lending facility in conjunction with the closing of the transactions to further enhance access to liquidity. 1) The figures presented herein include Park Lafayette, one of the 13 properties included in the transaction and acquired by CWREIT on July 31, 2026.

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